INCOME TAXES - Provision for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Current federal tax expense	$ 5,803	$ 6,045	$ 5,551
Deferred federal tax (benefit)	740	(1,330)	(1,189)
Revaluation of net deferred tax assets due to change in U.S. federal statutory income tax rate	1,695	0	0
Total	$ 8,238	$ 4,715	$ 4,362